UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 2, 2018

Date of Report (date of earliest event reported)

salesforce.com, inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-32224	94-3320693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Landmark @ One Market, Suite 300

San Francisco, CA 94105

(Address of principal executive offices)

Registrant’s telephone number, including area code: (415) 901-7000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On May 2, 2018, salesforce.com, inc., a Delaware corporation (“Salesforce”), completed the previously announced acquisition of MuleSoft, Inc., a Delaware corporation (“MuleSoft”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of March 20, 2018, by and among Salesforce, MuleSoft and Malbec Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Salesforce (the “Purchaser”).

As previously disclosed, pursuant to the Merger Agreement, on April 2, 2018, the Purchaser commenced an exchange offer (the “Offer”) to purchase all of the issued and outstanding shares of Class A common stock, par value $0.000025 per share, of MuleSoft (“MuleSoft Class A Common Stock,” and such shares, “MuleSoft Class A Shares”), and Class B common stock, par value $0.000025 per share, of MuleSoft (“MuleSoft Class B Common Stock,” and such shares, “MuleSoft Class B Shares,” and MuleSoft Class B Common Stock together with MuleSoft Class A Common Stock, “MuleSoft Common Stock,” and such shares “MuleSoft Shares”), with each MuleSoft Share accepted by the Purchaser in the Offer to be exchanged for $36.00 in cash and 0.0711 of a share of common stock, par value $0.001 per share, of Salesforce (“Salesforce Common Stock”) plus cash in lieu of any fractional shares of Salesforce Common Stock, in each case, without interest, and subject to any applicable withholding taxes (together, the “Transaction Consideration”).

The Offer expired at 11:59 p.m., New York City time, on May 1, 2018 (the “Expiration Time”). The depositary and exchange agent for the Offer has advised Salesforce that, as of the Expiration Time, a total of 74,639,665 MuleSoft Class A Shares and 37,210,949 MuleSoft Class B Shares had been validly tendered and not validly withdrawn pursuant to the Offer, which MuleSoft Shares represented approximately 83% of the aggregate voting power of MuleSoft Shares outstanding immediately after the consummation of the Offer. The Purchaser accepted for exchange all MuleSoft Shares validly tendered and not validly withdrawn pursuant to the Offer.

On May 2, 2018, pursuant to the terms of the Merger Agreement and in accordance with Section 251(h) of the General Corporation Law of the State of Delaware, the Purchaser merged with and into MuleSoft (the “Merger”), with MuleSoft continuing as the surviving corporation and a wholly owned subsidiary of Salesforce. In the Merger, each MuleSoft Share that was issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (other than any shares that were excluded pursuant to the terms of the Merger Agreement) at the Effective Time was converted into the right to receive the Transaction Consideration.

The foregoing descriptions of the Offer, the Merger and the Merger Agreement in this Item 2.01 do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to Salesforce’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on March 21, 2018, and is incorporated herein by reference.

Item 8.01	Other Events.

On May 2, 2018, Salesforce issued a press release announcing the expiration and results of the Offer and the consummation of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired. The financial statements of MuleSoft required by Item 9.01(a) to this Current Report on Form 8-K are incorporated herein by reference to MuleSoft’s audited consolidated financial statements as of and for the year ended December 31, 2017 included in MuleSoft’s Annual Report on Form 10-K for the year ended December 31, 2017 filed by MuleSoft with the United States Securities and Exchange Commission (the “SEC”) on February 22, 2018.

(b) Pro Forma Financial Information. The pro forma financial information required by Item 9.01(b) to this Current Report on Form 8-K is incorporated hereby by reference to the unaudited pro forma combined condensed balance sheet as of January 31, 2018 and the unaudited pro forma combined condensed statement of operations for the year ended January 31, 2018, in each case included in Amendment No. 1 to Salesforce’s Registration Statement on Form S-4 filed by Salesforce with the SEC on April 23, 2018.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm

99.1	Press Release, dated May 2, 2018

99.2	Audited Consolidated Financial Statements of MuleSoft (incorporated by reference to MuleSoft’s Annual Report on Form 10-K for the year ended December 31, 2017 filed by MuleSoft with the SEC on February 22, 2018)

99.3	Unaudited Pro Forma Combined Condensed Balance Sheet as of January 31, 2018, and the Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended January 31, 2018 (in each case incorporated by reference to Amendment No. 1 to Salesforce’s Registration Statement on Form S-4 filed by Salesforce with the SEC on April 23, 2018)

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm

99.1	Press Release, dated May 2, 2018

99.2	Audited Consolidated Financial Statements of MuleSoft (incorporated by reference to MuleSoft’s Annual Report on Form 10-K for the year ended December 31, 2017 filed by MuleSoft with the SEC on February 22, 2018)

99.3	Unaudited Pro Forma Combined Condensed Balance Sheet as of January 31, 2018, and the Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended January 31, 2018 (in each case incorporated by reference to Amendment No. 1 to Salesforce’s Registration Statement on Form S-4 filed by Salesforce with the SEC on April 23, 2018)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

salesforce.com, inc.

By:	/s/ Mark Hawkins
Mark Hawkins
President and Chief Financial Officer

Dated: May 2, 2018